Exhibit 10.37

FIRST AMENDMENT TO SALE, PURCHASE AND ESCROW AGREEMENT (PROPERTY POOL A)

This First Amendment to Sale, Purchase and Escrow Agreement (Property Pool A) (this “First Amendment”) is made and entered into as of August 30, 2010, by and among GRE Glendale LLC, a Delaware limited liability company (“Glendale Seller”), GRE Empire Towers LP, a Delaware limited partnership (“Empire Towers Seller”), GRE Cornerstone LLC, a Delaware limited liability company (“Cornerstone Seller”), GRE Kearny Mesa LP, a Delaware limited partnership (“Mesa Seller”), GRE Rio Vista LP, a Delaware limited partnership (“Rio Vista Seller”), GRE Walnut Creek LLC, a Delaware limited liability company (“Walnut Creek Seller” and with Glendale Seller, Empire Towers Seller, Cornerstone Seller, Mesa Seller, and Rio Vista Seller, each individually a “Seller” and, collectively, “Sellers”), and PACIFIC OFFICE MANAGEMENT, INC., a Delaware corporation (“Purchaser”).

RECITALS:

A.         Sellers and Purchaser entered into that certain Sale, Purchase and Escrow Agreement (Property Pool A) dated as of August 12, 2010 (the “Agreement”) respecting the purchase and sale of “Property Pool A” (as more particularly described in the Agreement). All initial capitalized terms used herein but not herein defined shall have the meaning ascribed to such terms in the Agreement.

B.         Seller and Purchaser now desire to enter into this First Amendment to provide for amendments to the Purchase Price, the Allocation of Values, the Second Deposit, the Common Equity A Portion, the Due Diligence Period Expiration Date, the Final Closing Date (as such Final Closing Date may be extended), and the First Purchaser Extension Payment, all as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.         The first sentence of Section 2.1 of the Agreement is hereby deleted and the following is substituted in lieu thereof: “In consideration of the covenants herein contained, Sellers hereby agree to sell and Purchaser hereby agrees to purchase Property Pool A for a total purchase price of One Hundred Seventy Four Million, Three Hundred Seventy Eight Thousand, Nine Hundred and Four Dollars ($174,378,904) (the “Purchase Price”); provided that if the Purchase Price does not include the Common Equity A Portion paid in shares of Common Stock pursuant to either Section 2.1.4 or 16.9 below, then the Purchase Price shall be reduced to One Hundred Seventy Four Million, One Hundred Forty Nine Thousand, Seven Hundred Fifty Nine Dollars ($174,149,759.00).”

2.         The Allocation of Values specified on Exhibit D to the Agreement is hereby deleted and the Allocation of Values shall be as specified in Exhibit D attached hereto, which is incorporated herein by this reference, and is hereby substituted as a replacement Exhibit D to the Agreement.

3.         The Second Deposit is hereby modified to be One Million One Hundred Forty Thousand Dollars ($1,140,000.00). Notwithstanding the revisions of Section 2.1.2 of the Agreement, in the event the Agreement is not terminated prior to 5:00 p.m. PST on the Due Diligence Expiration Date, the Second Deposit shall be delivered one (1) business day after the Due Diligence Expiration Date (e.g. Tuesday, September 7, 2010).

4.         The Common Equity A Portion is hereby modified to be Four Million, Five Hundred Eighty Two Thousand, Eight Hundred and Eighty Eight Dollars ($4,582,888). In the event the Closing occurs with respect to some, but not all, of the Properties, the Common Equity A Portion shall be an amount equal to the Common Equity A Portion times a percentage, the numerator of which is the allocated Purchase Price of the Properties being sold on such date and the denominator of which is the Purchase Price.

5.         The Due Diligence Period Expiration Date is hereby extended to be 5:00 p.m. (California time) on Friday, September 3, 2010.

6.         The Final Closing Date is hereby modified to be October 27, 2010.

7.         The first sentence of Section 6.2 of the Agreement is hereby deleted and the following is substituted in lieu thereof: “Purchaser may elect to extend the Final Closing Date to a date not later than December 3, 2010 (the “First Purchaser Extension”) upon delivering written notice to Sellers and Escrow Agent of such election not less than three (3) business days before the date of Closing, and concurrently delivering to Escrow Agent by bank wire of immediately available funds the sum of One Million Seven Hundred Ten Thousand Dollars ($1,710,000.00) (the “First Purchaser Extension Payment”).”

8.         This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall be deemed to constitute one and the same instrument.

9.         Except as specifically amended by this First Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the provisions of the Agreement and the provisions of this First Amendment, the provisions of this First Amendment shall prevail.

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IN WITNESS WHEREOF, Sellers and Purchaser have entered into this First Amendment as of the date first written above.

PURCHASER:

PACIFIC OFFICE MANAGEMENT, INC.,
a Delaware corporation

By:	/s/ Matthew J. Root
Name:	Matthew J. Root
Its:	Chief Investment Officer

SELLER:

GRE GLENDALE LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE EMPIRE TOWERS, LP, a Delaware limited partnership

By:	GRE Empire Towers GP LLC,
a Delaware limited liability company
Its General Partner

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE CORNERSTONE LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURE PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

GRE KEARNY MESA, LP, a Delaware limited partnership

By:	GRE Kearny Mesa GP LLC,
a Delaware limited liability company
Its General Partner

	By:	Guggenheim Plus Leveraged, LLC,
a Delaware limited liability company,
Its Managing Member

		By:	/s/ Joseph P. Mahoney
		Name:	Joseph P. Mahoney
		Its:	Authorized Signatory

GRE RIO VISTA, LP, a Delaware limited partnership

By:	GRE Rio Vista GP LLC,
a Delaware limited liability company
Its General Partner

	By:	Guggenheim Plus Leveraged, LLC,
a Delaware limited liability company
Its Managing Member

		By:	/s/ Joseph P. Mahoney
		Name:	Joseph P. Mahoney
		Its:	Authorized Signatory

GRE WALNUT CREEK LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

[SIGNATURE PAGE]

EXHIBIT D

Allocation of Values

All Cash
Property	Purchase Price
Glendale Office	$30,500,805
Empire Towers	$51,162,641
Cornerstone Court West	$5,903,382
Mesa	$19,185,990
Rio Vista	$16,431,079
Walnut Creek	$50,965,862
TOTAL $174,149,759

Cash and Stock
Property	Purchase Price
Glendale Office	$30,540,938
Empire Towers	$51,229,960
Cornerstone Court West	$5,911,150
Mesa	$19,211,235
Rio Vista	$16,452,699
Walnut Creek	$51,032,922
TOTAL $174,378,904

Exhibit D – Page 1